Exhibit 10.1

FOURTH AMENDMENT
TO THE
BOSTON PROPERTIES, INC.
1999 NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

The Boston Properties, Inc. 1999 Non-Qualified Employee Stock Purchase Plan, as amended (the “Plan”), is hereby further amended as follows:
1. Section 3 of the Plan is amended by deleting the reference to “250,000” and replacing it with “500,000.”
2. Except as so amended, the Plan is hereby confirmed in all other respects.
Executed this 22nd day of May, 2024.

BOSTON PROPERTIES, INC.

By:     /s/ Eric G. Kevorkian
Name: Eric G. Kevorkian
Title:     Senior Vice President, Chief Legal Officer & Secretary